                                                                  Exhibit 10(rr)

                              EMPLOYMENT AGREEMENT
                              --------------------

          AGREEMENT made the 4th day of March, 2002, by and between Access Worldwide Communications Inc., a Delaware corporation (the "Company"), and Lee Edelstein (the "Employee").

                               W I T N E S S E T H
                               - - - - - - - - - -

          WHEREAS, the Company wishes to assure itself of the services of the Employee, and the Employee wishes to serve in the employ of the Company, upon the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Employment, Term. The Company hereby employs the Employee on the terms
        ----------------
hereinafter set forth for a period of two (2) years from the date first above written, unless sooner terminated in accordance with this Employment Agreement ("Agreement").

     2. Position, Duties. The Employee shall serve the Company as President of
        ----------------
the TMS Professional Markets Group subsidiary of the Company. The Employee shall perform his duties and responsibilities hereunder faithfully and diligently. The Employee shall devote such time to the performance of his duties and responsibilities hereunder as will, when added to time spent as an independent consultant for the Company (if any), total four (4) days per week. The Employee hereby represents that he is not bound by any confidentiality agreements or restrictive covenants which restrict or may restrict his ability to perform his duties hereunder, and agrees that he will not enter into any such agreements or covenants during the term of his employment hereunder, except such restrictive covenants or confidentiality agreements which are required by the Company.

     3. Compensation.
        ------------

          3.1 Base Salary. During the term of this Agreement, in consideration
              -----------
of the performance by the Employee of the services set forth in Section 2 and his observance of the other covenants set forth herein, the Company shall pay the Employee, and the Employee shall accept, a base salary at the rate of $100,000 per annum, payable in accordance with the standard payroll practices of the Company. In addition to the base salary payable hereunder, the Employee may be entitled to receive merit increases in salary during the term hereof in such amount and at such times as shall be reasonably determined by the CEO or the Board of Directors of the Company. In no event shall the failure to grant any such increase (or the amount of any such increase) give rise to a claim by the Employee under this Agreement.

          3.2. Bonus. The Employee shall be eligible to receive an annual bonus,
               -----
in the discretion of the Board of Directors of the Company.

     4. Expense Reimbursement. During the term of the Employee's employment by
        ---------------------
the Company pursuant to this Agreement, consistent with the Company's policies and procedures as may be in effect from time to time, the Company shall reimburse the Employee for all reasonable and necessary out-of-pocket expenses incurred by him in connection with the performance of his duties hereunder, upon the presentation of proper accounts therefor in accordance with the Company's policies.

     5. Other Benefits. During the term of the Employee's employment by the
        --------------
Company pursuant to this Agreement, the Employee shall be entitled to receive three (3) weeks paid vacation time per annum, and shall receive an automobile allowance of $800.00 per month. The Employee shall not be covered under the Company's customary medical benefits plan, having voluntarily opted out of same.

     6. Termination of Employment.
        -------------------------

          6.1 Death. In the event of the death of the Employee during the term
              -----
of this Agreement, the Company shall pay to the estate or other legal representative of the Employee the salary provided for in Section 3.1 (at the annual rate then in effect) accrued to the Employee's date of death and not theretofore paid, and the estate or other legal representative of the Employee shall have no further rights under this Agreement.

          6.2 Disability. If the Employee shall become incapacitated by reason
              ----------
of sickness accident or other physical or mental disability and shall for a period of thirty (30) consecutive calendar days be unable to perform his normal duties hereunder, with or without reasonable accommodation, the employment of the Employee hereunder may be terminated by the Company upon five (5) days prior written notice to the Employee. Promptly after such termination, the Company shall pay to the Employee the salary provided for in Section 3.1 (at the annual rate then in effect) accrued to the date of such termination and not theretofore paid. Neither the Employee nor the Company shall have any further rights or obligations under this Agreement, except as provided in Sections 7, 8, and 9.

          6.3 Other Termination. The employment of the Employee hereunder may be
              -----------------
terminated by the Company or the Employee at any time during the term of this Agreement after thirty (30) days written notice of termination. Promptly after such termination, the Company shall pay to the Employee the salary provided for in Section 3.1 (at the annual rate then in effect) accrued to the date of such termination and not theretofore paid, all expense reimbursements under Section 4 accrued to the date of such termination and not theretofore paid, and all benefits under Section 5 accrued to the date of such termination and not theretofore paid. Neither the Employee nor the Company shall have any further rights or obligations under this Agreement, except as provided in Sections 7, 8, and 9.

          6.4 Vesting of Stock and Options. If the Employee's employment is
              ----------------------------
terminated by the Company, all options granted pursuant to the Company's 1997 Stock Option Plan, or any successor thereto, shall become fully vested options.

          6.5 Rights to Benefits. Except as otherwise set forth herein, upon
              ------------------
termination of employment under any provision contained in this Section 6, rights and benefits of the Employee, her estate or other legal representative under the employee benefit plans and programs of the Company, if any, will be determined in accordance with the terms and provisions of such plans and programs. Neither the Employee nor the Company shall have any further rights or obligations under this Agreement, except as provided in Sections 7, 8, and 9.

     7. Confidential Information.
        ------------------------

          7.1 (a) The Employee shall, during the Employee's employment with the Company and at all times thereafter, treat all confidential material (as hereinafter defined) of the Company or any of the Company's subsidiaries, affiliates or parent entities (the Company and the Company's subsidiaries, affiliates and parent entities being hereinafter collectively referred to as the "Company Group") confidentially. The Employee shall not, without the prior written consent of the CEO of the Company, disclose such confidential material, directly or indirectly, to any party, who at the time of such disclosure is not an employee or agent of any member of the Company Group, or remove from the Company's premises any notes or records relating thereto, copies or facsimiles thereof (whether made by electronic, electrical, magnetic, optical, laser, acoustic or other means), or any other property of any member of the Company Group. The Employee agrees that all confidential material, together with all notes and records of the Employee relating thereto, and all copies or facsimiles thereof in possession of the Employee (whether made by the foregoing or other means) are the exclusive property of the Company.

               (b) For the purposes hereof, the term "confidential material" shall mean all information in any way concerning the activities, business or affairs of any member of the Company Group or any of the customers of any member of the Company Group, including, without limitation, information concerning trade secrets, together with all sales and financial information concerning any member of the Company Group and any and all information concerning projects in research and development or marketing plans for any products or projects of the Company Group, and all information concerning the practices and customers of any member of the Company Group; provided however, that the term "confidential material" shall not include information which becomes generally available to the public other than as a result of a disclosure by the Employee.

          7.2 Promptly upon the request of the Company, the Employee shall deliver to the Company all confidential material relating to any member of the Company Group in the possession of the Employee without retaining a copy thereof (provided, however, that the Employee shall be entitled to retain a list of such confidential material so long as the form of such list is reasonably acceptable to the Company), unless, in the written opinion of counsel for the Company delivered to the Employee, either returning such confidential material or failing to retain a copy thereof would violate any applicable Federal, state, local or foreign law, in which event such confidential material shall be returned without retaining any copies thereof as soon as practicable after such counsel advises in writing to the Employee that the same may be lawfully done.

          7.3 In the event that the Employee is required, by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process, to disclose any confidential material relating to any member of the Company Group, the Employee shall provide the Company with prompt notice thereof so that the Company may seek an appropriate protective order and/or waive compliance by the Employee with the provisions hereof.

     8. Intellectual Property.
         ---------------------

          8.1 Any and all intellectual property, inventions or software made, developed or created by the Employee (a) during the term of this Agreement or
(b) within a period of one year after the termination of the Employee's employment with the Company or any other member or the Company Group, which reasonably relate to the business conducted by the Company during the term of the Employee's employment by the Company (each, an "invention"), whether at the request or suggestion of the Company or otherwise, whether alone or in conjunction with others, and whether during regular working hours of work or otherwise, shall be promptly and fully disclosed by the Employee to the CEO of the Company and/or the Board of Directors of the Company and shall be the Company's exclusive property as against the Employee, and the Employee shall promptly deliver to the CEO of the Company and/or the Board of Directors all papers, drawings, models, data and other material relating to any Invention made, developed or created by her as aforesaid. In addition, the Employee covenants and agrees to disclose to the Board of Directors any Invention developed or created by the Employee during the term of this Agreement which reasonably relates to the business conducted by the Company during the term of the Employee's employment by the Company.

          8.2 The Employee hereby expressly acknowledges and agrees that an Invention developed or created by the Employee during the term of this Agreement which reasonably relates to the business of the Company or any other member of the Company Group or which reasonably relates to the business conducted by the Company during the Employee's employment by the Company shall be considered "works made for hire" within the meaning of the Copyright Act of 1976, as amended (17 U.S.C. (S) 101). Each such Invention as well as all copies of such Invention in whatever medium fixed or embodied, shall be owned exclusively by the Company as of the date of creation.

          8.3 The Employee shall, upon the Company's request and without any payment therefor, execute any documents necessary or advisable in the opinion of the Company's counsel to direct issuance of patents or copyrights of the Company with respect to such Invention as are to be in the Company's exclusive property as against the Employee under this Section 8 or to vest in the Company title to such inventions as against the Employee, the expense of securing any such patent or copyright, to be borne by the Company. In addition, the Employee agrees not to file any patent, copyright or trademark application related to such Invention.

     9. Equitable Relief. In the event of a breach or threatened breach by the
        ----------------
Employee of any of the provisions of Sections 7 or 8 of this Agreement, the Employee hereby consents and agrees that the Company shall be entitled to pre-judgment injunctive relief or similar equitable relief restraining the Employee from committing or continuing any such breach or threatened breach or granting specific performance of any act required to be performed by the Employee under any of such provisions, without the necessity of showing any actual damage or that money damages would not afford an adequate remedy and without the necessity of posting a bond or other security. The parties hereto hereby consent to the jurisdiction of the federal courts located in the Southern District of Florida and the state courts located in such District for any proceedings under this Section 9. Nothing herein shall be constructed as prohibiting the Company from pursuing any other remedies at law or in equity which it may have.

     10. Successors and Assigns.
         ----------------------

          10.1 Assignment by the Company. The Company may assign this Agreement
               -------------------------
to any member of the Company Group or Successor to the Company as defined in 10.3, and the Employee hereby consents to such assignment.

          10.2 Assignment by the Employee. The Employee may not assign this
               --------------------------
Agreement or any part hereof without the prior written consent of the CEO of the Company.

          10.3 Successor to the Company. This Agreement shall bind any successor
               ------------------------
(whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and or/asset of the Company, in the same manner and to the same extent that the Company would be obligated under this Agreement if no succession had taken place. In the case of any transaction in which a successor would not be bound by this Agreement, the Company shall require such successor expressly and unconditionally to assume and agree to perform the Company's obligation under this Agreement, in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

     11. Governing Law. This Agreement shall be deemed a contract made under,
         -------------
and for all purposes shall be construed in accordance with, the laws of the State of Florida applicable to contracts to be performed entirely within such State.

     12. Entire Agreement. This Agreement contains all the understandings and
         ----------------
representations between the parties hereto pertaining to the subject matter hereof and supersedes, in their entirety, all undertakings and agreements, whether oral or in writing, if there by any, previously entered into by them with respect to employment, severance, and any and all other matters set forth or reasonably contemplated herein.

     13. Modification and Amendment; Waiver. The provisions of the Agreement may
         ----------------------------------
be modified, amended or waived, but only upon the written consent of the party against whom enforcement of such modification, amendment or waiver shall be effective only to the extent set forth in such writing. No delay or failure on the part of any party hereto in exercising any right, power or remedy hereunder shall effect or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such right, power, or remedy preclude any further exercise thereof or of any other right, power or remedy.

     14. Notices. Any notices, demands or other communication given in
         -------
connection herewith shall be in writing and be deemed given (i) when personally delivered, (ii) sent by facsimile transmission to a number provided in writing by the addressee and a confirmation of the transmission is received by the sender or (iii) three (3) days after being deposited for delivery with a recognized overnight courier, such as FedEx, with directions to deliver within three (3) days, and addressed or sent, as the case may be, to the address or facsimile number set forth below or to such other address or facsimile number as such party may designate in accordance herewith:

          When the Company is the intended recipient:

               Access Worldwide Communications, Inc.
               Attention: President and Chief Executive Officer
               4950 Communications Avenue

               Suite 300
               Boca Raton, Florida 33431
               Facsimile No.: 1-800-464-8599

          When the Employee is the intended recipient:

               Lee Edelstein
               1702 NW 124th Way
               Coral Springs, Florida 33071
               Facsimile:
                          --------------------

     15. Severability. Should any provision of this Agreement be held by a court
         ------------
of competent jurisdiction to be enforceable only if modified, such holding shall not affect the validity of the remainder of this Agreement, the balance of which shall continue to be binding upon the parties hereto with any such modification to become a part hereof and treated as though originally set forth in this Agreement. The parties further agree that any such court is expressly authorized to modify any such unenforceable provision of this Agreement in lieu of severing such unenforceable provision this Agreement in its entirety, whether by rewriting the offending provision, deleting any or all of the offending provision, adding additional language to this Agreement, or by making such other modifications as it deems warranted to carry out the intent and agreement of the parties as embodied herein to the maximum extent permitted by law. The parties expressly agree that this Agreement as so modified by the court shall be binding upon and enforceable against each of them. In any event, should one or more of the provisions of this Agreement be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and if such provision or provisions are not modified as provided above, this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been set forth herein.

     16. Survivorship. The respective rights and obligations of the parties
         ------------
hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

EXECUTED AS OF THE DATE FIRST ABOVE WRITTEN:

For the Company                                        For the Employee


By:                                                    By:
   -------------------------------------                  ----------------------
   President and Chief Executive Officer                  Lee Edelstein